SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 25, 2005

ITRONICS INC.

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                                           Texas                                   33-18582                          75-2198369

                         (State or other jurisdiction                (Commission File                     (IRS Employer

                                 of incorporation)                            Number)                          Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada              89509

                        (Address of Principal Executive Offices)                               Zip Code

Registrant’s telephone number, including area code:  (775) 689-7696

Item 2.02: Results of Operations and Financial Condition

On May 25, 2005 the Company announced sales and selected operating results for the twelve months ended December 31, 2004. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99          Press release dated May 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               ITRONICS INC.

                                                                                                     (Registrant)

Date: June 2, 2005                                                                                 By: /S/ John W. Whitney

                                                                                                                   John W. Whitney

                                                                                                                   President, Treasurer and Director

                                                                                                                   (Principal Executive and Financial

                                                                                                                   Officer)